- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                    Pursuant to Section 13  OR  15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


                Date of Report (Date of earliest event reported):
                                  MAY 23, 1996


                                STARPRESS,  INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                 (State or other jurisdiction of incorporation)


                                     0-24596
                            (Commission File Number)


                                   84-1097212
                        (IRS Employer Identification No.)


              425 MARKET STREET,  SAN FRANCISCO, CALIFORNIA  94105
         (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (415) 778-3100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                     THIS REPORT INCLUDES A TOTAL OF 5 PAGES
                             EXHIBIT INDEX ON PAGE 4

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Ernst & Young LLP, were previously the principal accountants for StarPress, Inc. ("StarPress"). Effective as of May 23, 1996, the Board of Directors approved the engagement of the firm of KPMG Peat Marwick LLP ("KPMG") to replace Ernst & Young LLP.
          The StarPress Board approved the termination of the relationship with Ernst & Young LLP. As of May 23, 1996, Ernst & Young LLP notified the Commission that the client-auditor relationship between StarPress and the accounting firm had ceased.

          In connection with the audits of the two fiscal years ended June 30, 1995 and the subsequent interim period through May 23, 1996, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and said firm has not advised the registrant of any reportable events.

          The accountants' report of Ernst & Young LLP on the consolidated financial statements of StarPress as of and for the years ended June 30, 1995 and 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles. However, the accountants' report did contain an explanatory paragraph regarding the uncertainty of StarPress to continue as a going concern.

          StarPress did not consult with KPMG or any other accounting firm regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of opinion that might be rendered regarding StarPress' financial statements, nor did StarPress consult with KPMG with respect to any accounting disagreement or any reportable event at any time prior to the appointment of KPMG.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.


          Exhibit
          Number         Description
          ------         -----------

           10.1 Letter dated May 30, 1996 from predecessor independent certified public accountants concurring with information reported on Form 8-K filed May 30, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date:     May 30, 1996             STARPRESS, INC.


                                   By: /s/ RONALD S. POSNER
                                       -------------------------------
                                           Ronald S. Posner
                                           Chairman of the Board and Director

                                  EXHIBIT INDEX



                                                                  Sequentially
                                                                    Numbered
Exhibit No.         Description                                       Page
- -----------         -----------                                       ----

  10.1              Letter dated May 30, 1996 from predecessor          5
                    independent certified public accountants concurring with information reported on
                    Form 8-K filed May 30, 1996.